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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-1 of our report dated November 27, 1996, relating to the financial statements of Heritage Credit Services, Inc., which is contained in the Prospectus.

     We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                          /s/  BDO SEIDMAN, LLP

                                          BDO SEIDMAN, LLP

Seattle, Washington

April 14, 1997